                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-K


                                   CURRENT  REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 22, 1996


                             HILLENBRAND INDUSTRIES, INC.
                (Exact name of registrant as specified in its charter)


         INDIANA                   1-6651            35-1160484
(State or other jurisdiction of   (Commission       (I.R.S. Employer
      incorporation)              File Number)      Identification No.)


       700 STATE ROUTE 46 EAST
          BATESVILLE, INDIANA                       47006-8835
     (Address of principal executive offices)        (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (812) 934-7000


                                    NOT APPLICABLE
                           (Former name or former address,
                             if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On July 22, 1996, Block Medical, Inc. ("Business"), a wholly-owned subsidiary of Hillenbrand Industries, Inc. ("Company"), sold substantially all of its assets to a wholly-owned subsidiary of I-FLOW Corporation ("Buyer"). The aforementioned assets of the Business consisted primarily of goodwill, accounts and notes receivable, inventories and property. The Buyer assumed certain specified liabilities of the Business. In accordance with the purchase agreement, the Buyer paid the Company $15.0 million in cash (which is subject to a post-closing adjustment pursuant to the terms of the purchase agreement), approximately 430,000 shares of I-FLOW common stock with a market value of approximately $2.0 million, and five-year, noncallable warrants to acquire 250,000 shares of I-FLOW common stock at an exercise price of $4.62.

This disposition is being reported under Item 2 of Form 8-K because the loss before tax of the Business in 1995 (including a $20.0 million charge for the impairment of goodwill) exceeded 10 percent of the Company's income before tax in fiscal year 1995.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b)  Pro forma financial information.

The following unaudited pro forma condensed consolidated financial statements are filed with this report:

      Pro Forma Condensed Balance Sheet as at June 1, 1996. . . . . . . Page 4
      Pro Forma Condensed Consolidated Statements of Income:
        Year Ended December 2, 1995 . . . . . . . . . . . . . . . . . . Page 5
        Six Months Ended June 1, 1996 . . . . . . . . . . . . . . . . . Page 6
      Notes to Pro Forma Financial Information .  . . . . . . . . . . . Page 7

The Pro Forma Condensed Consolidated Balance Sheet of the Registrant as at
June 1, 1996 reflects the financial position of the Company after giving effect to the disposition of the assets discussed in Item 2 and assumes the disposition took place on June 1, 1996. The Pro Forma Condensed
Consolidated Statements of Income for the fiscal year ended December 2, 1995 and the six months ended June 1, 1996 assume that the disposition occurred on December 3, 1994, and are based on the operations of the Company for the year ended December 2, 1995 and the six months ended June 1, 1996.

The unaudited pro forma condensed consolidated financial statements have been prepared by the Company based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the


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Company, or the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Company's financial statements will reflect the disposition only from July
22, 1996.

These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's latest annual report on Form 10-K and quarterly report on Form 10-Q.

(c)  Exhibits.

Exhibit 2 Agreement for Purchase and Sale of Assets among I-FLOW Corporation and Block Medical, Inc. and Hillenbrand Industries, Inc. dated as of July 3, 1996. (The Company hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted referenced schedule.)


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                           PRO FORMA FINANCIAL INFORMATION
                    HILLENBRAND INDUSTRIES, INC. AND SUBSIDIARIES
          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT JUNE 1, 1996
                                     (UNAUDITED)


                                                        Pro Forma     Pro
                                       Historical      Adjustments    Forma
                                       ----------      -----------    -----
                                                 (Dollars in thousands)

ASSETS
Current assets:
  Cash and cash equivalents  . . . .   $   199,903   $ 15,000 (1)     $   214,903
  Trade receivables. . . . . . . . .       300,282     (2,357)(2)         297,925
  Inventories. . . . . . . . . . . .       104,142     (2,001)(2)         102,141
  Other. . . . . . . . . . . . . . .        44,919       (112)(2)          44,807
                 . . . . . . . . . .    ----------   --------          ----------
   Total current assets. . . . . . .       649,246     10,530             659,776
                                        ----------   --------          ----------
Equipment leased to others . . . . .       278,485                        278,485
 Accumulated depreciation. . . . . .      (180,443)                      (180,443)
Property . . . . . . . . . . . . . .       652,631     (3,504)(2)         649,127
 Accumulated depreciation. . . . . .      (389,917)     2,443 (2)        (387,474)
                                        ----------   --------          ----------
  Net equipment leased and property.       360,756     (1,061)            359,695
                                        ----------   --------          ----------
Other. . . . . . . . . . . . . . . .       210,794     (4,881)(1)(2)      205,913
                                        ----------   --------          ----------
Insurance assets:
  Investments. . . . . . . . . . . .     1,455,938                      1,455,938
  Deferred policy acquisition costs.       368,646                        368,646
  Deferred income taxes. . . . . . .        65,783                         65,783
  Other. . . . . . . . . . . . . . .        41,895                         41,895
                                        ----------                     ----------
   Total insurance assets. . . . . .     1,932,262                      1,932,262
                                        ----------   --------          ----------
Total assets . . . . . . . . . . . .   $ 3,153,058   $  4,588         $ 3,157,646
                                        ----------   --------          ----------
                                        ----------   --------          ----------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities. . . . . . . . .   $   308,261   $ (5,284)(1)(2)  $   302,977
Non-current liabilities. . . . . . .       298,385                        298,385
Insurance liabilities:
  Benefit reserves . . . . . . . . .     1,333,820                      1,333,820
  Unearned revenue . . . . . . . . .       487,854                        487,854
  Other. . . . . . . . . . . . . . .        19,238                         19,238
                                        ----------                     ----------
   Total insurance liabilities . . .     1,840,912                      1,840,912
                                         ----------  --------          ----------
Total liabilities. . . . . . . . . .     2,447,558     (5,284)          2,442,274
                                         ----------  --------          ----------
Shareholders' equity:
  Retained earnings. . . . . . . . .       921,419      9,872 (1)         931,291
  Other, net.. . . . . . . . . . . .      (215,919)                      (215,919)
                                         ----------  --------          ----------
Total shareholders' equity . . . . .       705,500      9,872             715,372
                                         ----------  --------          ----------
Total liabilities and shareholders'
equity . . . . . . . . . . . . . . .   $ 3,153,058   $  4,588         $ 3,157,646
                                         ----------  --------          ----------
                                         ----------  --------          ----------


See Notes to Pro Forma Financial Information

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


                           PRO FORMA FINANCIAL INFORMATION
                    HILLENBRAND INDUSTRIES, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                         FOR THE YEAR ENDED DECEMBER 2, 1995
                                     (UNAUDITED)



                                                        Pro Forma
                                        Historical     Adjustments    Pro Forma
                                        ----------     -----------    ---------
                                                 (Dollars in thousands)

Net revenues:
  Health Care sales. . . . . . . . .   $  555,677    $ (13,518)(3)  $  542,159
  Health Care rentals. . . . . . . .      367,971                      367,971
  Funeral Services . . . . . . . . .      515,504                      515,504
  Insurance  . . . . . . . . . . . .      185,729                      185,729
                                        ---------     --------       ---------
    Total revenues . . . . . . . . .    1,624,881      (13,518)      1,611,363
                                        ---------     --------       ---------

Cost of revenues:
  Health Care cost of goods sold . .      347,081       (7,496)(3)     339,585
  Health Care rental expenses. . . .      246,406                      246,406
  Funeral Services . . . . . . . . .      277,952                      277,952
  Insurance  . . . . . . . . . . . .      140,509                      140,509
                                        ---------     --------       ---------
    Total cost of revenues . . . . .    1,011,948       (7,496)      1,004,452
                                        ---------     --------       ---------

Other operating expenses . . . . . .      433,470      (29,744)(3)     403,726
                                        ---------     --------       ---------

Operating profit . . . . . . . . . .      179,463       23,722         203,185

Other expense, net . . . . . . . . .       (9,679)         (43)(3)      (9,722)
                                        ---------     --------       ---------

Income before income taxes . . . . .      169,784       23,679         193,463

Income taxes . . . . . . . . . . . .       79,924        1,510 (3)      81,434
                                        ---------     --------       ---------

Net income . . . . . . . . . . . . .   $   89,860   $   22,169      $  112,029
                                        ---------    ---------       ---------
                                        ---------    ---------       ---------
Net income per common share. . . . .   $     1.27   $      .31      $     1.58
                                        ---------    ---------       ---------
                                        ---------    ---------       ---------
Average shares outstanding . . . . .       70,758                       70,758
                                        ---------                    ---------

See Notes to Pro Forma Financial Information

                           PRO FORMA FINANCIAL INFORMATION
                    HILLENBRAND INDUSTRIES, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                        FOR THE SIX MONTHS ENDED JUNE 1, 1996
                                     (UNAUDITED)



                                                        PRO FORMA
                                        HISTORICAL     Adjustments    Pro Forma
                                        ----------     -----------    ---------
                                                 (Dollars in thousands)

Net revenues:
  Health Care sales  . . . . . . . .   $  292,706     $ (6,970)(4)   $ 285,736
  Health Care rentals. . . . . . . .      189,708                      189,708
  Funeral Services . . . . . . . . .      269,604                      269,604
  Insurance  . . . . . . . . . . . .      106,039                      106,039
                                        ---------       -------       --------
    Total revenues . . . . . . . . .      858,057       (6,970)        851,087
                                        ---------       -------       --------

Cost of revenues:
  Health Care cost of goods sold . .      175,123       (3,431)(4)     171,692
  Health Care rental expenses. . . .      119,262                      119,262
  Funeral Services . . . . . . . . .      143,887                      143,887
  Insurance. . . . . . . . . . . . .       81,017                       81,017
                                        ---------       -------       --------
    Total cost of revenues . . . . .      519,289       (3,431)        515,858
                                        ---------       -------       --------

Other operating expenses . . . . . .      219,998       (3,644)(4)     216,354
                                        ---------       -------       --------

Operating profit . . . . . . . . . .      118,770          105         118,875

Other expense, net . . . . . . . . .       (6,770)         (74)(4)      (6,844)
                                        ---------       -------       --------

Income before income taxes . . . . .      112,000           31         112,031

Income taxes . . . . . . . . . . . .       45,024           13 (4)      45,037
                                        ---------       -------       --------

Net income . . . . . . . . . . . . .    $  66,976      $    18       $  66,994
                                        ---------       -------       --------
                                        ---------       -------       --------

Net income per common share. . . . .    $     .96                    $     .96
                                        ---------       -------       --------
                                        ---------       -------       --------
Average shares outstanding . . . . .       69,957                       69,957
                                        ---------       -------       --------
                                        ---------       -------       --------

See Notes to Pro Forma Financial Information

                           PRO FORMA FINANCIAL INFORMATION
                    HILLENBRAND INDUSTRIES, INC. AND SUBSIDIARIES
                       NOTES TO PRO FORMA FINANCIAL INFORMATION



(1) To reflect the proceeds of $17.0 million, the gain of approximately $3.0 million before income taxes and the income tax effect of approximately $1.1 million relative to the sale of the Business as discussed in Item 2. In addition, the pro forma adjustments reflect the income tax benefit of approximately $8.0 million which will be realized from the book and tax differences in the basis of the Business. This transaction will be recorded in the Company's third quarter and is not reflected in the pro forma income statements.

(2) To reflect the elimination of the assets sold and liabilities assumed of the Business as discussed in Item 2.


(3) To eliminate the operating results of the Business for the year ended December 2, 1995, including a $20.0 million ($.28 per share) charge for the impairment of goodwill.


(4) To eliminate the operating results of the Business for the six months ended June 1, 1996.


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                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             HILLENBRAND INDUSTRIES, INC.


DATE:  August 1, 1996                   BY:  /S/  Tom E. Brewer
                                            ------------------
                                                 Tom E. Brewer
                                                 Chief Financial Officer

DATE:  August 1, 1996                   BY:  /S/  James D. Van De Velde
                                            --------------------------
                                                 James D. Van De Velde
                                                 Controller


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